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                                                                    EXHIBIT 10.3


                         SIXTH AMENDMENT TO AMENDED AND
                        RESTATED REVOLVING LOAN AGREEMENT


            This Sixth Amendment to Amended and Restated Revolving Loan Agreement ("Sixth Amendment") is entered into as of December 1, 1997 by and among DEL WEBB CORPORATION, a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Sixth Amendment (collectively, the "Banks" and individually a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Agent") and BANK ONE, ARIZONA, NA, a national banking association (the "Co-Agent"). This Sixth Amendment is one of the Loan Documents referred to in the Loan Agreement defined below. All terms and agreements set forth in the Loan Agreement which are generally applicable to the Loan Documents shall apply to this Sixth Amendment. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                                    RECITALS

            A. Borrower, the Banks, the Agent and the Co-Agent have previously made and entered into that certain Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by that certain First Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 15, 1995, that certain Second Amendment to Amended and Restated Revolving Loan Agreement, dated as of July 22, 1996, that certain Third Amendment to Amended and Restated Revolving Loan Agreement, dated as of March 31, 1997, that certain Fourth Amendment to Amended and Restated Revolving Loan Agreement, dated April 29, 1997 and that certain Fifth Amendment to Amended and Restated Revolving Loan Agreement, dated October 1, 1997 (the "Loan Agreement"), pursuant to which the Banks agreed to make revolving loans to Borrower in the aggregate principal amount of up to $350,000,000 (the "Loan"). The Loan is evidenced by the Loan Agreement and the various Line A Notes and Line B Notes executed by Borrower in favor of the Banks.

            B. Borrower has requested that certain modifications and amendments be made to the Loan Agreement and, subject to the terms and conditions contained herein, the Banks and the Agent have agreed to such modifications and amendments, as more fully set forth below.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

      1. Amendment to Loan Agreement. Section 2.12(a) of the Loan Agreement is amended such that the reference to "$5,000,000" therein shall instead read "$10,000,000."


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      2. Borrower's Representations and Warranties. Borrower hereby represents and warrants that except as previously disclosed to the Banks in writing, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date of this Sixth Amendment as though made on that date and, after giving effect to this Sixth Amendment, no Event of Default shall be continuing.

      3. Effective Date. This Sixth Amendment shall become effective upon its due execution, on or before December 8, 1997, by (a) Borrower, (b) the Agent,
(c) Banks constituting the Majority Banks and (d) all indicated signatories to the Guarantors' Consent appended hereto. If this Sixth Amendment is not so duly executed by all such signatories on or before December 8, 1997, then any signatures hereon on such date shall be of no further force or effect. If so duly and timely executed, this Sixth Amendment shall thereupon be effective as of the date hereof.

      4. Amendment to Other Loan Documents. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained therein shall be deemed to be made with respect to the Loan Agreement as amended hereby. Each of the Loan Documents are hereby further amended such that any reference contained therein to any document amended hereby shall be deemed to be made with respect to such document as amended hereby. Each reference to Loan Documents generally shall be deemed to include this Sixth Amendment.

      5. Loan Documents in Full Force and Effect. Except as modified hereby, the Loan Documents remain in full force and effect.

      6. Governing Law. This Sixth Amendment shall be governed by, and construed in accordance with, the Laws of the State of California.

      7. Severability. If any provision of this Sixth Amendment is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      8. Counterparts. This Sixth Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document.

      9. Prior Agreements. This Sixth Amendment contains the entire agreement between Borrower, the Banks and the Agent with respect to the subject matter hereof, and all


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prior negotiations, understandings, and agreements with respect thereto are superseded by this Sixth Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first above written.

"Borrower"                               "Banks"

DEL WEBB CORPORATION                     BANK ONE, ARIZONA, NA, as a Bank


By: ________________________________     By: ________________________________
    John A. Spencer
    Senior Vice President                    ________________________________
                                                 Printed Name and Title

"Agent"
                                         BANK OF AMERICA NATIONAL
BANK OF AMERICA NATIONAL                 TRUST AND SAVINGS ASSOCIATION,
TRUST AND SAVINGS ASSOCIATION,           as a Bank
as Agent

                                         By: ________________________________
By: ________________________________
                                             ________________________________
    ________________________________             Printed Name and Title
        Printed Name and Title

                                         BANKBOSTON, N.A. (formerly known as
"Co-Agent"                               The First National Bank of Boston)

BANK ONE, ARIZONA, NA, as Co-Agent
                                         By: ________________________________

By: ________________________________         ________________________________
                                                 Printed Name and Title
    ________________________________
        Printed Name and Title


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GUARANTY FEDERAL BANK, F.S.B.            BANK OF HAWAII


By: ________________________________     By: ________________________________

    ________________________________         ________________________________
        Printed Name and Title                   Printed Name and Title


CREDIT LYONNAIS LOS ANGELES              FIRST UNION NATIONAL BANK,
BRANCH                                   formerly known as First Union National
                                         Bank of North Carolina

By: ________________________________
                                         By: ________________________________
    ________________________________
        Printed Name and Title               ________________________________
                                                 Printed Name and Title

NATIONSBANK, N.A., formerly known as
NationsBank, N.A. (Carolinas)            FLEET NATIONAL BANK


By: ________________________________     By: ________________________________

    ________________________________         ________________________________
        Printed Name and Title                   Printed Name and Title


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                                    EXHIBIT A

                               GUARANTORS' CONSENT


            The undersigned do each hereby (a) consent to that certain Sixth Amendment to Amended and Restated Revolving Loan Agreement, dated as of ____________, 1997, by and among Del Webb Corporation ("Borrower"), the Banks named therein, Bank of America National Trust and Savings Association, as Agent, and Bank One, Arizona, NA, as Co-Agent, and (b) reaffirm (i) their respective obligations under that certain Subsidiary Guaranty, dated as of June 27, 1995, and (ii) that the Subsidiary Guaranty remains in full force and effect.

Dated: ______________, 1997

Asset One Corp., an Arizona              Del Webb Communities, Inc.,
corporation                              an Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer

Del Webb California Corp.,
an Arizona corporation                   Del Webb Conservation Holding Corp., an
                                         Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer

Del Webb Commercial Properties
Corporation, an Arizona corporation      Del Webb Home Construction, Inc.,
                                         an Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer


                                    Exhibit A
                                   Page 1 of 5
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Del Webb Communities of Nevada, Inc.     Del Webb's Coventry Homes of Nevada,
(formerly known as Del Webb Kingswood    Inc., an Arizona corporation (formerly
Parke, Inc.), an Arizona corporation     known as Del Webb of Nevada, Inc.)


By: _______________________________      By: _______________________________
    Donald V. Mickus                         Donald V. Mickus
    Treasurer                                Treasurer


The Villages at Desert Hills, Inc.       Del Webb's Coventry Homes Construction
(formerly known as Del Webb Lakeview     of Tucson Co., an Arizona corporation
Corporation), an Arizona corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer

                                         Del Webb's Coventry Homes of Tucson,
Del Webb's Coventry Homes Construction   Inc., an Arizona corporation
Co., an Arizona corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer

                                         Del E. Webb Cactus Development Corp.,
Del Webb's Coventry Homes, Inc.,         an Arizona corporation
an Arizona corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer


                                    Exhibit A
                                   Page 2 of 5
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Del E. Webb Development Co., L.P.,       Fairmount Mortgage, Inc., an Arizona
a Delaware limited partnership           corporation

By:  Del Webb Communities, Inc.,
     general partner                     By: _______________________________
                                             Richard W. Day
                                             Treasurer
    By:________________________
          Donald V. Mickus
          Treasurer                      Glen Harbor Joint Venture, an Arizona
                                         general partnership

Del E. Webb Foothills Corporation,       By: Del E. Webb Glen Harbor
an Arizona corporation                       Development Corporation,
                                             general partner

By: _______________________________
    Donald V. Mickus                         By:_________________________
    Treasurer                                   Donald V. Mickus
                                                Treasurer

Del E. Webb Glen Harbor Development
Corporation, an Arizona corporation      Terravita Commercial Corp., an Arizona
                                         corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer

DW Aviation Co., an Arizona
corporation
                                         Terravita Corp., an Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer


                                    Exhibit A
                                   Page 3 of 5
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Terravita Home Construction Co.,         New Mexico Asset Corporation,
an Arizona corporation                   an Arizona corporation


By: _______________________________      By: _______________________________
    Donald V. Mickus                         Donald V. Mickus
    Treasurer                                Treasurer


Trovas Company, an Arizona corporation   Del Webb Texas Limited Partnership,
                                         an Arizona limited partnership

By: _______________________________      By: Del Webb Southwest Co.,
    Donald V. Mickus                         an Arizona corporation
    Treasurer

                                             By:_________________________
Trovas Construction Co., an Arizona             Donald V. Mickus
corporation                                     Treasurer


By: _______________________________      New Mexico Asset Limited Partnership
    Donald V. Mickus                     (formerly known as New Mexico
    Treasurer                            Investment Co. Limited Partnership), an
                                         Arizona limited partnership

Del Webb Limited Holding Co.,            By: Del Webb Corporation, a Delaware
an Arizona corporation                       corporation


By: _______________________________          By:_________________________
    Donald V. Mickus                            Donald V. Mickus
    Treasurer                                   Treasurer


Del Webb Southwest Co., an Arizona       Bellasera Corp., an Arizona corporation
corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer


                                    Exhibit A
                                   Page 4 of 5
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Del Webb's Sunflower of Tucson, Inc., an
Arizona corporation


By: _______________________________
    Donald V. Mickus
    Treasurer


                                    Exhibit A
                                   Page 5 of 5